SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported : November 15, 1998)



                    KING POWER INTERNATIONAL GROUP CO., LTD.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


                                     1-13205
                            (Commission File Number)


                                   75-2641513
                        (IRS Employer Identification No.)

    27th Floor Siam Tower, 989 Rama I Road, Patumwan, Bangkok 10330 Thailand
    ------------------------------------------------------------------------
                    (Address of principal executive offices)



      Registrant's telephone number (including area code): 011-662-658-0090

ITEM 4. Changes in Registrant's Certifying Accountants



I.

The accounting firm of BDO Binder (Thailand) Ltd., the independent accountants for the registrant that was hired on December 12, 1997, was dismissed as of November 15, 1998 as directed by the vote of the registrant's Board of Directors.

During the fiscal year ended December 31, 1996 and the subsequent interim period through December 12,1997 there were no disagreements with Cheshier & Fuller, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events. During the fiscal year ended December 31, 1997 and the subsequent interim period through November 15, 1998 there have been no disagreements with BDO Binder (Thailand) Ltd. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

Cheshier & Fuller, LLP's report on the registrant's financial statements for the fiscal year ended December 31, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. BDO Binder (Thailand) Ltd.'s report on the registrant's financial statements for the fiscal year ended December 31, 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 1996 and the subsequent interim period through December 12, 1997 there were no disagreements with the registrant's accounting firm, Cheshier & Fuller, LLP or reportable events. During the fiscal year ended December 31, 1997 and the subsequent interim period through November 15,1998 there were no disagreements with the registrant's accounting firm, BDO Binder(Thailand) Ltd. or reportable events.

The registrant has requested that BDO Binder (Thailand), Ltd. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements to the extent that they relate to that firm.



II.

Due to the fact that the accounting firm of BDO Binder (Thailand), LLP, then the independent accountants for the registrant, was dismissed on November 15, 1998, the registrant engaged the accounting form of Deloitte Touche Tohmatsu Jaiyos as independent accountants for the registrant, effective as of November 15, 1998.

During the fiscal years ended December 31, 1996 and 1997, and the subsequent interim period through November 15, 1998, there have been no consultations with Deloitte Touche Tohmatsu Jaiyos on any matters of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements.

ITEM 7.  Financial Statements and Exhibits.

             (c)  Exhibits







                                    SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



KING POWER INTERNATIONAL GROUP CO., LTD.


By /s/ Vichai Raksriaksorn
       -------------------
       Vichai Raksriaksorn, President and Chairman of the Board



January 14, 1999